UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
October 16, 2023

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
901-4516

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.
On October 16, 2023, CrossFirst Bankshares, Inc. (the “Company”) announced that it had released its financial results for its third quarter of 2023. A copy of the full text of the related press release, which is posted on the Investor Section of the Company’s website
(investors.crossfirstbankshares.com) under Financials – Quarterly

Reports, is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 2.02. The Company does

not intend for information contained on its website to be part of this report.
The Company intends to hold a conference call to review third quarter 2023 financial results.

The investor presentation, which will
accompany the call, is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information in Item 2.02 of this Current Report,

including Exhibits 99.1 and 99.2, is being “furnished”

and shall not be deemed "filed"
for purposes of

Section 18 of

the Securities Exchange Act of

1934, as amended

(the “Exchange Act”), or

incorporated by reference

in any
filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated in such a filing.
Item 9.01.

Financial Statements and Exhibits.
(d) Exhibits
99.1
Press Release Issued October 16, 2023
99.2
Investor Presentation
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant

to

the requirements

of

the Securities

and

Exchange Act

of 1934,

the Registrant

has

duly

caused

this report

to be

signed

on its
behalf by the undersigned hereunto duly authorized.
Date: October 16, 2023 CROSSFIRST BANKSHARES, INC.

By: /s/ Benjamin R. Clouse

Benjamin R. Clouse
Chief Financial Officer